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                                                                    Exhibit 10.1


                  FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO LETTER OF CREDIT AGREEMENT, dated as of July 1, 1999 (the "Amendment"), amends the Letter of Credit Agreement, dated as of January 27, 1998 (the "Credit Agreement"), among Oracle Reinsurance Company, Ltd., a Bermuda insurance company (the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America National Trust and Savings Association, as letter of credit administrator and as agent (the "Agent"), The Bank of New York, as co-agent, Deutsche Bank AG, as co-agent, Dresdner Bank A.G., New York Branch as co-agent and Fleet National Bank, as co-agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Bank to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective as of July 1, 1999, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.14 below.

         1.1 Adjusted Asset Value. The definition of "Adjusted Asset Value" in
Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:

                  "Adjusted Asset Value means, without duplication, on any date, an amount equal to the result of the sum of (i) 1.00 times the Fair Market Value of all Fund Investments Pledged by the Company or the Parent, plus (ii) 0.90 times the Fair Market Value of all Fund Investments Pledged by the Subsidiary Pledgor, plus (iii) 1.00 times the Fair Market Value of all Structured Notes and all Investment Subsidiaries, the stock of which is Pledged by the Company plus (iv) 1.50 (or the Borrowing Base Factor then applicable, if less) times the Fair Market Value of all Cash and Cash Equivalents Pledged by either the Company or the Parent, plus (v) 1.45 (or .967 times the Borrowing Base Factor then applicable, if such product is less) times the Fair Market Value of all securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) which are
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                  Pledged by either the Company or the Parent, plus (vi) 1.40
                  (or .933 times the Borrowing Base Factor then applicable, if such product is less) times the Fair Market Value of all bonds rated at least "AA" by S&P or "Aa2" by Moody's Pledged by the Company or the Parent, plus (vii) 1.00 times the Fair Market Value of all bonds rated at least "BBB-" (but not higher than "AA-") by S&P or "Baa3" (but not higher than "Aa3") by Moody's Pledged by either the Company or the Parent, plus (viii) 1.00 times the Fair Market Value of the Managed Accounts Pledged by the Company or the Parent plus (ix) 1.35 (or .90 times the Borrowing Base Factor then applicable, if such product is less) times the Fair Market Value of all Cash and Cash Equivalents Pledged by the Subsidiary Pledgor, plus (x) 1.305 (or .8703 times the Borrowing Base Factor then applicable, if such product is less) times the Fair Market Value of all securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) which are Pledged by the Subsidiary Pledgor, plus
                  (xi) 1.26 (or .8397 times the Borrowing Base Factor then applicable, if such product is less) times the Fair Market Value of all bonds rated at least "AA" by S&P or "Aa2" by Moody's Pledged by the Subsidiary Pledgor, plus (xii) .90 times the Fair Market Value of all bonds rated at least "BBB-" (but not higher than "AA-") by S&P or "Baa3" (but not higher than "Aa3") by Moody's Pledged by the Subsidiary Pledgor, plus
                  (xiii) .90 times the Fair Market Value of the Managed Accounts Pledged by the Subsidiary Pledgor."

         1.2 Change of Control. The definition of "Change of Control" in Section
1.1 of the Credit Agreement is amended to state in its entirety as follows:

                  "(a) with respect to the Company, the failure by the Parent to own, beneficially and of record, 100% of each class of common stock of the Company;

                  (b) with respect to the Subsidiary Pledgor, the failure by the Company and a Related Party to own, beneficially and of record, 100% of each class of membership interests of the Subsidiary Pledgor;

                  (c) Robert Rosenkranz or any other Standby Purchaser shall sell, transfer or otherwise dispose of any shares of common stock of the Parent, if upon such disposition the value of the stock held by Robert Rosenkranz and the other Standby Purchasers in the aggregate shall be less than $5,000,000; or

                  (d) any Person shall own greater voting power in the Parent than Robert Rosenkranz and members of management of the Parent."

         1.3 Collateral Documents. The definition of "Collateral Documents" in
Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:


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                  "Collateral Document means the Security Agreement, the Parent
                  Security Agreement, the Parent Guaranty, the Subsidiary Pledgor Security Agreement and any other document pursuant to which collateral securing the liabilities of the Company and the Parent under any Loan Document is granted to the Agent for the benefit of the Agent and the Banks."

         1.4 Investment Subsidiary. The definition of "Investment Subsidiary" in
Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:

                  "Investment Subsidiary means a Subsidiary of the Company, which holds Managed Accounts and shall do no other business and make no other Investments other than in Cash and Cash Equivalents. For the purpose of Sections 5.1, 5.5, 5.6, 5.10, 5.12, 5.14-5.16, 5.18, 5.21, 6.5-6.8, 6.10-6.11, 6.15,
                  7.1-7.5, 7.10, 7.14, 7.15, 7.16, 7.24, 8.1(e)-(g), and
                  8.1(i)-(j) of this Agreement, the term "Investment Subsidiary" shall also include the Subsidiary Pledgor."

         1.5 Pledged. The definition of "Pledged" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Pledged means pledged by the Company, the Parent or the Subsidiary Pledgor to the Agent for the benefit of the Banks pursuant to the Security Agreement, Parent Security Agreement or the Subsidiary Pledgor Agreement, respectively."

         1.6 Material Adverse Effect. The definition of "Material Adverse Effect" in Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:

                  "Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Company or the Parent; (b) a material impairment of the ability of the Company, the Subsidiary Pledgor or the Parent to perform under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company, the Subsidiary Pledgor or the Parent of any Loan Document."

         1.7 Additional Definitions. The following definitions are added to
Section 1.1 of the Credit Agreement in proper alphabetical order:

                  "Subsidiary Pledgor means Inman Partners LLC, a limited liability company organized under the laws of the Isle of Man.

                  Subsidiary Pledgor Security Agreement means a deed of pledge of the Subsidiary Pledgor in the form attached as Exhibit L."


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         1.8 Representations. Sections 5.1 through 5.6, 5.10, 5.12, 5.14, 5.16,
5.18 and 5.20 of the Credit Agreement are hereby amended to state in their entirety as follows:

                  "5.1. Corporate Existence and Power. Each of the Company, the Parent, and each Investment Subsidiary:

                  (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

                  (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business, and
                           (ii) to execute, deliver and perform its obligations under the Transaction Documents to which it is a party;

                  (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d)      is in compliance with all Requirements of Law;

                  except, in each case referred to in clause (b)(i), (c) or (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  5.2 Corporate Authorization; No Contravention. The execution and delivery by the Company of this Agreement and each other Transaction Document to which it is a party, the Letter of Credit Issuances and the L/C Advances hereunder, the execution and delivery by the Parent of each Transaction Document to which it is a party, the execution by the Subsidiary Pledgor of each Transaction Document to which it is a party, and the performance by each of the Company, the Parent and the Subsidiary Pledgor of its obligations under each Transaction Document to which it is a party (i) are within the powers of the Company, the Parent, and the Subsidiary Pledgor, as applicable,
         (ii) have been duly authorized by all necessary action on the part of the Company, the Parent and the Subsidiary Pledgor (including any necessary shareholder or member action), and (iii) do not and will not:

                           (a) contravene the terms of any of the Organization
                  Documents of the Company, Parent or the Subsidiary Pledgor;

                           (b) conflict with or result in a breach or
                  contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company, the Parent or the Subsidiary Pledgor is a party, or any order, injunction, writ or decree of any Governmental Authority to which the Company, the Parent, the Subsidiary Pledgor or any of their respective properties are subject; or


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                           (c) violate any Requirement of Law.

                  5.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority which has not been obtained, taken or made, is necessary or required in connection with the execution, delivery or performance by, or enforcement against (i) the Company of this Agreement or any other Transaction Document to which it is a party or (ii) the Parent or the Subsidiary Pledgor of any Transaction Document to which it is a party.

                  5.4 Binding Effect. This Agreement and each other Transaction Document to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. Each Transaction Document to which the Parent or the Subsidiary Pledgor is a party constitutes the legal, valid and binding obligations of the Parent or the Subsidiary Pledgor, as applicable, enforceable against the Parent or Subsidiary Pledgor, as applicable, in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  5.5 Litigation. Except as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, the Parent, any Investment Subsidiary or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

                  5.6 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring of any Obligations by the Company. Neither the Company, the Parent nor any Investment Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or create an Event of Default under subsection 8.1(e).

                  5.10 Taxes. The Company, the Parent and each Investment Subsidiary have filed all Federal, State, foreign and other material tax returns and reports required to be filed, and have


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         paid all Federal, State, foreign and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and SAP. There is no proposed tax assessment against the Company, the Parent or any Investment Subsidiary that would, if made, have a Material Adverse Effect.

                  5.12 Environmental Matters. Except as specifically disclosed in Schedule 5.12, neither any non-compliance with any Environmental Laws nor any liability under any Environmental Laws, nor all Environmental Claims, in each case as in effect on or prior to the Closing Date, on or with respect to the business, operations and properties of the Company, the Parent or any Investment Subsidiary could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.14 No Burdensome Restrictions. Neither the Company, the Parent nor any Investment Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

                  5.16 Insurance. The properties of the Company, the Parent and each Investment Subsidiary are insured with financially sound and reputable insurance companies not Related Parties of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company, the Parent or any Investment Subsidiary operates.

                  5.18 Full Disclosure. None of the representations or warranties made by the Company, the Parent or any Investment Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the written statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company, the Parent or any Investment Subsidiary in connection with the Transaction Documents (including, without limitation, the Form S-1 and the other offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make such representation, warranty or written statement, in light of the circumstances under which it is made, not misleading as of the time when made or delivered.

                  5.20 First Priority Security Interest. The Agent, for the benefit of the Banks, has a first priority perfected security interest
         (i) in the Collateral pledged by the Company pursuant to the Security Agreement, (ii) in the Collateral pledged by the Parent pursuant to the Parent Security Agreement, and (iii) in the Collateral pledged by the Subsidiary Pledgor pursuant to the Subsidiary Pledgor Security Agreement."


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         1.9 Year 2000. Article V of the Credit Agreement is hereby amended by the addition of the following at the end:

                  "5.21 Year 2000. (a) The Parent uses the services of a third party administrative services provider which has conducted a Year 2000 assessment on behalf of Parent and various subsidiaries of Parent, including the Company. Such administrator conducts similar services for other Bermuda based insurance companies. The administrator has provided the Company and the Parent with an assurance that all of their computer related systems are Year 2000 compliant.

                  (b) The Parent has also requested assurances of Year 2000 compliance from its key vendors and customers (and those of the Company). In most cases, alternative vendors could be used should Year 2000 problems be encountered. Additionally, the Parent is currently developing appropriate contingency plans in the event any of the computer systems of its administrative services provider, business partners or vendors are not Year 2000 compliant.

                  (c) The Company and the Parent believe they are taking commercially reasonable steps to address Year 2000 compliance."

         1.10 Reports. Sections 6.1(b)(ii), 6.1(c) and 6.1(d) of the Credit Agreement are amended to state in their entirety as follows:

                  "(b)(ii) within 52 days after the end of each of the fiscal quarters of the Company, commencing with the fiscal quarter ending December 31, 1998, a calculation of the standard deviation of the monthly rate of return on the Company's, the Parent's and the Subsidiary Pledgor's Fund Investments and a comparison of such standard deviation to that of the S&P 500 and the Salomon Bond Index (or their equivalents).

                  (c) Other Reports. Within 52 days after the end of each of the fiscal quarters of the Company, commencing with the fiscal quarter ending March 31, 1998, a calculation of the value and the quarterly rate of return of each of the Company's, the Parent's and the Subsidiary Pledgor's Fund Investments by Strategy.

                  (d) Monthly Report and Borrowing Base Certificate. As soon as available, but in any event within 30 days after the end of each calendar month of each fiscal year, (i) a report (A) valuing each of the Company's, the Parent's and the Subsidiary Pledgor's Fund Investments and each of the Company's, the Parent's and the Subsidiary Pledgor's Publicly Traded Securities, Structured Notes and Investment Subsidiaries, and (B) listing each of the Company's, the Parent's and the Subsidiary Pledgor's Cash and Cash Equivalents and (ii) a Borrowing Base Certificate executed by a Responsible Officer of each of the Company and the Parent. For purposes of such report and of completing the Borrowing Base Certificate, each Fund Investment, Publicly Traded Security, Structured Note and Investment Subsidiary shall be


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         valued based on its Fair Market Value as at the last Business Day of the calendar month for which such report or Borrowing Base Certificate is being delivered."

         1.11 Further Assurances. Section 6.13 of the Credit Agreement is hereby amended to state in its entirety as follows:

         "6.13 Further Assurances. Promptly upon the request of the Agent, or the Required Banks, the Company shall execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, pledge agreements, guaranties, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or the Required Banks as the case may be, may reasonably request from time to time in order (a) to ensure that the obligations of the Company hereunder and under the other Loan Documents are secured by a first priority perfected security interest in the assets of the Company, the Parent and the Subsidiary Pledgor stated to be Pledged pursuant to the Collateral Documents, (b) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby; and
         (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Banks the rights granted or now or hereafter intended to be granted to the Agent and the Banks under any Loan Documents or under any other document executed in connection therewith. Contemporaneously with the execution and delivery of any document referred to above, the Company shall deliver all resolutions, opinions and corporate documents as the Agent or the Required Banks may reasonably request to confirm the enforceability of such document and the perfection of the security interest created thereby, if applicable."

         1.12 Investments Available for Withdrawal. Section 7.13 of the Credit Agreement is amended to state in its entirety as follows:

                  "7.13 Investments Available for Withdrawal. The Company shall not permit the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor and Investments made by a Pledged Investment Subsidiary on any day which are available for withdrawal, sale or use by the Parent, the Company, the Subsidiary Pledgor or the Pledged Investment Subsidiary, as the case may be, (i) on at least a quarterly basis to be less than 60% of the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor or owned by a Pledged Investment Subsidiary on such day, and (ii) on an immediate basis to be less than 4% of the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor and Investments owned by a Pledged Investment Subsidiary on such day; provided, however, that if said Investments are less than said 60% limit solely because of appreciation, the Company shall not be in violation of this Section
         7.13 if (i) all Investments thereafter Pledged by the Company, the Parent or the Subsidiary Pledgor to the Agent or made by a


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         Pledged Investment Subsidiary are subject to withdrawal on at least a quarterly basis until the Company, the Parent, the Subsidiary Pledgor and the Pledged Investment Subsidiary shall be in compliance with such limit, (ii) no Investments so Pledged subject to such quarterly or more frequent withdrawal are withdrawn or have been withdrawn during the quarter in which the limit was exceeded until the Company, Parent, the Subsidiary Pledgor and Investment Subsidiary are in compliance and
         (iii) the Company, the Parent and the Subsidiary Pledgor shall be in compliance with such limit at the end of each fiscal year. For the purpose of this covenant, all Investments held by issuers of Structured Notes shall be treated as if held by the Company."

         1.13 Defaults. Sections 8.1(b), (d) and (l) of the Credit Agreement are hereby amended to state in their entirety as follows:

                  "(b) Representation or Warranty. Any representation or warranty by the Company or the Parent or the Subsidiary Pledgor made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, the Parent or the Subsidiary Pledgor or any Responsible Officer of the Company, the Parent or the Subsidiary Pledgor furnished at any time under this Agreement or any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made.

                  (d) Other Defaults. The Company, the Parent or the Subsidiary Pledgor fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer of the Company knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank

                  (l) Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Company, the Parent or the Subsidiary Pledgor (other than as expressly permitted hereunder); the Company, the Parent or the Subsidiary Pledgor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document; the Company, the Parent or the Subsidiary Pledgor (or any Person by, through or on behalf of the Company, the Parent or the Subsidiary Pledgor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document; or the Company or the Subsidiary Pledgor shall grant a Lien on any of its assets other than pursuant to the Security Agreement or the Subsidiary Pledgor Security Agreement and Permitted Liens on assets other than Collateral."

         1.14 Subsidiary Pledgor. Section 8.1 of the Credit Agreement is hereby amended by the addition of the following at the end:


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                  "(m) Subsidiary Pledgor. Sections 1.09, 2.04 or 9.01(b) of the
         limited liability company operating agreement of the Subsidiary Pledgor is breached or is amended or modified without the prior written consent of the Required Banks."

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Company and the Bank.

         2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

                  (a) Amendment. This Amendment, duly executed by the Company, the Agent and the Required Banks.

                  (b) Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of the Company, as to (i) resolutions of the executive committee of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

                  (c) Subsidiary Pledgor Security Agreement. The Subsidiary Pledgor Security Agreement, duly executed by the Subsidiary Pledgor and duly filed with and all other documents, including, for all assets which are to be included in the Borrowing Base: (i) Fund acknowledgments or (ii) a control agreement with any depository bank, required by the Agent with respect thereto.

                  (d) Secretary's Certificate - Subsidiary Pledgor. A Certificate of the Secretary or Assistant Secretary of the managing member of the Subsidiary Pledgor, as to (i) resolutions of the members of the Subsidiary Pledgor then in full force and effect authorizing the execution, delivery and performance of the Subsidiary Pledgor Security Agreement, and (ii) the incumbency and signature of those members of the Subsidiary Pledgor authorized to act with respect to the Subsidiary Pledgor Security Agreement and each other document described therein.

                  (e) Opinion of Counsel. An opinion, addressed to the Agent and the Banks, from Lord, Bissell & Brook and/or Conyers Dill & Pearman, counsel to the Company in form satisfactory to the Agent.

                  (f) Opinion of Counsel to Subsidiary Pledgor. An opinion, addressed to the Agent and all Banks, from Cains, counsel to the Subsidiary Pledgor in form satisfactory to the Agent.


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                  (g) Consent. A consent of the Parent in the form attached
         hereto.

                  (h) Agreement with Minority Member. An agreement with the minority member of the Subsidiary Pledgor in form satisfactory to the Agent.

                  (i) Borrowing Base Certificate. A pro forma Borrowing Base Certificate as of the July 1, 1999 (but based on May 31, 1999 values) giving effect to the purchases and sales of Investments intended by the Company, the Parent and the Subsidiary Pledgor.

         2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article V of the Credit Agreement, as hereby amended, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

         2.3 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Company or the Subsidiary Pledgor shall be satisfactory in form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Agent and each Bank as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it or the Subsidiary Pledgor in connection with this Amendment are within the Company's or the Subsidiary Pledgor's powers, as applicable, have been duly authorized by all necessary action, and do not

                  (a) contravene the Company's or the Subsidiary Pledgor's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or the Subsidiary Pledgor; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's or the Subsidiary Pledgor's properties except for the benefit of the Agent and the Banks.

         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment or by the Company or the Subsidiary Pledgor of any other Loan Document to be executed by the Company or the Subsidiary Pledgor in connection with this Amendment.

         3.3 Validity, etc. This Amendment constitutes, and each other Loan Document executed by the Borrower or the Subsidiary Pledgor in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Company or the Subsidiary Pledgor, as applicable, enforceable in accordance with their respective terms.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ORACLE REINSURANCE COMPANY, LTD.

                                        By:____________________________________
                                        Title:_________________________________

                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         as Agent

                                        By:____________________________________
                                        Title:_________________________________

                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         as L/C Administrator and Fronting Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        THE BANK OF NEW YORK,
                                         as Co-Agent and as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        DEUTSCHE BANK AG, New York and/or
                                         Cayman Islands Branches, as Co-Agent
                                         and as a Bank


                                        By:____________________________________
                                        Title:_________________________________

                                        By:____________________________________
                                        Title:_________________________________

                                        DRESDNER BANK A.G.,
                                         New York Branch and Grand Cayman
                                         Branch, as Co-Agent and as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        By:____________________________________
                                        Title:_________________________________

                                        FLEET NATIONAL BANK,
                                         as Co-Agent and as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        NATIONSBANK OF TEXAS,  N.A.,
                                         as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                                        THE BANK OF BERMUDA LTD.,
                                         as a Bank

                                        By:____________________________________
                                        Title:_________________________________

                              AGREEMENT AND CONSENT

         The undersigned hereby agrees and consents to the terms and provisions of the foregoing First Amendment to Credit Agreement, and agrees that the Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing First Amendment to Credit Agreement.

Dated: _______________, 1999

                                        DELPHI INTERNATIONAL LTD.

                                        By_____________________________________
                                          Title:_______________________________

                                    Exhibit L
                      Subsidiary Pledgor Security Agreement